UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2011

 Motricity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34781	20-1059798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
601 108th Avenue Northeast
Suite 800
Bellevue, WA 98004
(Address of Principal Executive Offices, including Zip Code)
(425) 957-6200
(Registrant's Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On April 14, 2011, Motricity, Inc. (“Motricity” or “we”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the acquisition of substantially all of the assets of Adenyo Inc. (“Adenyo”) and its subsidiaries on April 14, 2011. On June 24, 2011 we filed an amendment to the Initial 8-K (the “Amended 8-K”) amending Item 9.01 and providing the historical information required pursuant to Item 9.01(a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K, as follows:

•	Audited Consolidated Financial Statements of Adenyo as of December 31, 2009 and 2010 and for the years then ended and accompanying notes thereto (the “Adenyo Financial Statements”).

•	Unaudited Pro Forma Condensed Combined Financial Statements as of December 31, 2010 and for the year then ended and accompanying notes thereto. (the “Pro Forma Financial Statements”).
Silverback Media Plc (“Silverback”) was a holding company incorporated and domiciled in the United Kingdom. In 2010, its shareholders approved a plan to reorganize its capital structure and shareholdings. Under this plan, Adenyo was incorporated in Canada and the shareholders agreed to exchange each ordinary share, warrant and option of Silverback for a common share, warrant and option of Adenyo. These exchanges were completed in 2010.
The Adenyo Financial Statements filed with the Amended 8-K included the audit report of MSPC, Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) for the consolidated financial statements of Silverback and its subsidiaries as of December 31, 2009 and for the year then ended and the accompanying notes thereto (the “2009 Silverback Financial Statements”). As noted in that audit report, MSPC performed the audit of the 2009 Silverback Financial Statements in accordance with International Financial Reporting Standards.
We have provided in this Amendment No. 2 to the Initial 8-K the consolidated financial statements of Silverback and its subsidiaries as of December 31, 2009 and for the year then ended and the accompanying notes thereto audited by MSPC in accordance with the standards of the Public Company Accounting Oversight Board (United States). There are no changes in the Silverback financial statements filed herewith from the 2009 Silverback Financial Statements other than (i) updating the audit report of MSPC to, among other things, reflect the application of the standards of the Public Company Accounting Oversight Board (United States), (ii) making certain changes in presentation, (iii) including a comparison to the financial statements as of December 31, 2008, and (iv) updating certain disclosures contained in the footnotes to the financial statements.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Adenyo Inc. as of December 31, 2009 and 2010 and for the years then ended and accompanying notes are incorporated by reference to (i) the audited consolidated financial statements of Silverback Media Plc as of December 31, 2009 and for the year then ended included as Exhibit 99.1 hereto, and (ii) the audited consolidated financial statements of Adenyo Inc. as of December 31, 2010 and for the year then ended included as Exhibit 99.1 to the Amended 8-K.

(b)	Pro Forma Financial Information.

The required Pro Forma Financial Statements were filed by the Company as Exhibit 99.2 to the Amended 8-K and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors.

99.1	Audited Consolidated Financial Statements of Silverback Media Plc as of December 31, 2009 and for the year then ended and accompanying notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTRICITY, INC. (Registrant)

December 2, 2011	By:	/s/ James R. Smith, Jr.
(Date)		James R. Smith, Jr. Interim Chief Executive Officer